Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

JANUARY 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.
c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o HARVEY R. MILLER
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

Date: February 29, 2012	By:	/s/ William J. Fox
William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:      AMENDED STATEMENT  ☐

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Holdings Inc. (“LBHI”) and Other Debtors and Other Controlled Subsidiaries
Basis of Presentation — Schedule of Cash Receipts and Disbursements	4
Schedule of Cash Receipts and Disbursements	5

LBHI
Basis of Presentation – Schedule of Professional Fee and Expense Disbursements	9
Schedule of Professional Fee and Expense Disbursements	10

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc. (“LBCS”)	08-13885	10/3/2008
Lehman Brothers Special Financing Inc. (“LBSF”)	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc. (“LOTC”)	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc. (“LBDP”)	08-13899	10/5/2008
Lehman Commercial Paper Inc. (“LCPI”)	08-13900	10/5/2008
Lehman Brothers Commercial Corporation (“LBCC”)	08-13901	10/5/2008
Lehman Brothers Financial Products Inc. (“LBFP”)	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009
Merit LLC	09-17331	12/14/2009
LB Somerset LLC	09-17503	12/22/2009
LB Preferred Somerset LLC	09-17505	12/22/2009

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JANUARY 1, 2012 TO JANUARY 31, 2012

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among others, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act, and Aurora Bank and Woodlands Commercial Corporation (f/k/a Woodlands Commercial Bank), which are indirectly controlled by LBHI. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.	Beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), treasury bills and other investments.

4.	Beginning and ending cash balances are based on preliminary closing numbers and are subject to adjustment.

5.	Beginning and ending cash and investment balances exclude the following:

•	Cash posted as collateral for hedging activity;
•	Cash related to LBHI’s wholly-owned indirect subsidiaries Aurora Bank FSB and Woodlands Commercial Corporation;
•	Cash held at real estate owned properties or at third party managers;
•

Cash transferred on or prior to September 15, 2008 by the Company in connection with certain requests by, and documents executed by, the Company and Citigroup Inc. and HSBC Bank PLC currently recorded at $2 billion and $81 million, respectively; and

•

Approximately $500 million which was seized by Bank of America (“BOA”) to offset derivative claims against certain Debtors and corresponding guarantee claims against LBHI. On October 19, 2011, the Bankruptcy Court approved a settlement agreement with BOA which provides for, among other things, BOA to release approximately $356 million of these seized funds to LBHI within 10 days of any initial plan distribution to BOA from any Debtor. BOA may set off the remaining amount of seized funds, approximately $145 million, against its claims against LBHI.

6.

Restricted cash balances are based on preliminary estimates of cash in co-mingled or segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks and other identified funds which may not belong to the Debtors or other Controlled Entities.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Summary Schedule of Cash Receipts and Disbursements

January 1, 2012 - January 31, 2012

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

											Total Debtors and Other Controlled Entities
	Debtors					Other Controlled Entities
	LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total
Beginning Free Cash and Investments (1/1/12)	$3,313	$9,191	$4,837	$3,668	$21,009	$5	$1,577	$32	$2,623	$4,237	$25,245
Restricted Cash	2,039	729	30	52	2,850	-	-	-	1	1	2,851

Beginning Total Cash and Investments	5,352	9,920	4,867	3,720	23,859	5	1,577	32	2,624	4,237	28,096

Sources of Cash

Derivatives	0	296	-	32	328	-	-	-	2	2	330
Loans	5	-	19	-	24	-	-	-	3	3	28
Private Equity / Principal Investing	88	-	0	-	88	-	34	-	42	75	163
Real Estate	26	-	26	-	53	-	-	32	38	70	123
Other	122	53	32	2	209	-	1	-	1	2	210

Total Sources of Cash	241	349	77	34	701	-	35	32	86	152	854

Uses of Cash

Non-Operating (Principally Preservation of Assets)
Derivatives	-	(5)	-	-	(5)	-	-	-	-	-	(5)
Loans	-	-	(7)	-	(7)	-	-	-	(0)	(0)	(8)
Private Equity / Principal Investing	-	-	-	-	-	-	(3)	-	-	(3)	(3)
Real Estate	(350)	-	(1,021)	-	(1,370)	-	-	(0)	(1)	(1)	(1,372)
Payments to Creditors	-	-	-	-	-	-	-	-	(18)	(18)	(18)
Other	(2)	(35)	(36)	-	(73)	-	-	-	-	-	(73)

Operating Expenses	(74)	(2)	(1)	-	(77)	(37)	-	(0)	(11)	(48)	(125)

Total Uses of Cash	(426)	(42)	(1,065)	-	(1,533)	(37)	(3)	(1)	(30)	(71)	(1,604)

Net Cash Flow	(185)	307	(988)	34	(832)	(37)	32	32	55	82	(750)
Inter-Company Transfers, Net	1,291	(33)	529	10	1,797	38	(1,228)	-	(607)	(1,797)	-
FX Fluctuation	1	(0)	0	-	1	-	-	-	6	6	7

Ending Total Cash and Investments	6,459	10,194	4,408	3,764	24,825	5	381	64	2,078	2,528	27,353
Restricted Cash	(1,411)	(729)	(29)	(52)	(2,221)	-	-	-	(1)	(1)	(2,222)

Ending Free Cash and Investments (1/31/12)	$5,048	$9,465	$4,379	$3,712	$22,604	$5	$381	$64	$2,077	$2,527	$25,131

All values that are exactly zero are shown as “-”. Values between zero and $0.5 million appear as “0”.

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

January 1, 2012 - January 31, 2012

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

												Total Debtors and Other Controlled
		Debtors					Other Controlled Entities
		LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total	Entities
Beginning Free Cash and Investments (1/1/12)		$3,313	$9,191	$4,837	$3,668	$21,009	$5	$1,577	$32	$2,623	$4,237	$25,245
Restricted Cash	(a)	2,039	729	30	52	2,850	-	-	-	1	1	2,851

Beginning Total Cash and Investments	(a)	5,352	9,920	4,867	3,720	23,859	5	1,577	32	2,624	4,237	28,096

Sources of Cash

Derivatives
Collections from Live / Terminated Trades	(b)	0	58	-	32	89	-	-	-	2	2	91
Other	(c)	-	239	-	-	239	-	-	-	-	-	239

Loans
Agency Receipts	(d)	-	-	9	-	9	-	-	-	-	-	9
Principal		4	-	6	-	10	-	-	-	3	3	13
Interest		2	-	4	-	6	-	-	-	-	-	6

Private Equity / Principal Investing
Principal		87	-	-	-	87	-	34	-	1	34	121
Interest		1	-	0	-	1	-	0	-	41	41	42

Real Estate
Principal		23	-	22	-	45	-	-	30	36	67	111
Interest		4	-	4	-	8	-	-	2	2	4	11

Other
Interest	(e)	2	3	5	2	12	-	1	-	0	1	13
Return of Hedging Collateral	(f)	2	50	27	-	78	-	-	-	-	-	78
Structured Notes	(g)	69	-	-	-	69	-	-	-	-	-	69
Tax Refunds		31	-	-	-	31	-	-	-	-	-	31
Other		18	0	0	-	18	-	0	-	1	1	19

Total Sources of Cash		241	349	77	34	701	-	35	32	86	152	854

All values that are exactly zero are shown as “-”. Values between zero and $0.5 million appear as “0”.

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

January 1, 2012 - January 31, 2012

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

												Total Debtors and Other Controlled
		Debtors					Other Controlled Entities
		LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total	Entities
Uses of Cash

Non-Operating (Principally Preservation of Assets)
Derivatives
Payments on Live Trades		-	(0)	-	-	(0)	-	-	-	-	-	(0)
Other	(h)	-	(5)	-	-	(5)	-	-	-	-	-	(5)

Loans
Agency Disbursements	(d)	-	-	(7)	-	(7)	-	-	-	-	-	(7)

Private Equity / Principal Investing
Capital Calls		-	-	-	-	-	-	(3)	-	-	(3)	(3)

Real Estate
Preservation of Assets	(i)	(350)	-	(1,021)	-	(1,370)	-	-	(0)	(1)	(1)	(1,372)

Payments to Creditors
Non-LBHI Controlled Affiliates		-	-	-	-	-	-	-	-	(18)	(18)	(18)

Other
Hedging Collateral	(j)	(2)	(34)	(36)	-	(72)	-	-	-	-	-	(72)
Other		(0)	(0)	(1)	-	(1)	-	-	-	-	-	(1)

Operating Expenses	(k)
Compensation and Benefits	(l)	(56)	-	-	-	(56)	(35)	-	-	(7)	(41)	(97)
Professional Fees		(15)	-	(1)	-	(16)	(0)	-	-	(1)	(1)	(17)
Other	(m)	(3)	(2)	(0)	-	(5)	(3)	-	(0)	(3)	(6)	(11)

Total Uses of Cash		(426)	(42)	(1,065)	-	(1,533)	(37)	(3)	(1)	(30)	(71)	(1,604)

Net Cash Flow		(185)	307	(988)	34	(832)	(37)	32	32	55	82	(750)
Inter-Company Receipts	(n)	1,998	8	623	13	2,642	139	-	-	81	219	2,861
Inter-Company Disbursements	(n)	(707)	(41)	(94)	(3)	(845)	(101)	(1,228)	-	(688)	(2,016)	(2,861)
FX Fluctuation	(o)	1	(0)	0	-	1	-	-	-	6	6	7

Ending Total Cash and Investments		6,459	10,194	4,408	3,764	24,825	5	381	64	2,078	2,528	27,353
Restricted Cash	(p)	(1,411)	(729)	(29)	(52)	(2,221)	-	-	-	(1)	(1)	(2,222)

Ending Free Cash and Investments (1/31/12)		$5,048	$9,465	$4,379	$3,712	$22,604	$5	$381	$64	$2,077	$2,527	$25,131

All values that are exactly zero are shown as “-”. Values between zero and $0.5 million appear as “0”.

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

January 1, 2012 - January 31, 2012

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

Notes:

(a) Four entities in Asia were sold to a third party in December 2011 and balances for these entities are excluded from this MOR report as of 1/1/12. Beginning Restricted Cash of $1 million and Beginning Total Cash and Investments of $2,624 million for Other (under the Other Controlled Entities section) decreased $3 million each from the Ending Cash and Investments in the December 2011 Schedule of Cash Receipts and Disbursements.

(b) Other Debtors reflects $16 million for LBCC, $12 million for LBFP and $4 million for LBCS.

(c) Reflects $221 million from the redemption of an LBSF hedge fund investment and $18 million in principal and interest collected on SPV notes.

(d) Reflects the collection and subsequent distribution of principal and interest to syndicated loan participants. Agency receipts are higher than Agency disbursements because $2 million was collected on an Agency loan on the last day of January but funds were not subsequently disbursed to participants until February.

(e) Reflects interest collected on Treasury managed investments.

(f) Reflects the gross return of cash collateral posted to hedge foreign currency and interest rate risk.

(g) Reflects principal and interest received on the Spruce and Verano notes.

(h) Reflects disbursements for the purchase of SPV notes to facilitate the unwinding of derivative contracts.

(i) Primarily reflects disbursement of $1,320 million (net of closing fees) for the purchase of an approximately 26.5% additional stake in Archstone ($994 million from LCPI and $326 million from LBHI).

(j) Reflects cash collateral posted to hedge foreign currency and interest rate risk.

(k) A portion of the Operating costs for LBHI and LAMCO will be subject to future cost allocation to various Lehman legal entities.

(l) Compensation and Benefits includes Lehman employees as well as fees paid to Alvarez & Marsal as interim management. Compensation and Benefits also includes bonuses paid to Lehman employees for services performed in 2011.

(m) Primarily reflects expenses related to occupancy, taxes, insurance and infrastructure costs.

(n) Primarily reflects approximately $1.2 billion transferred from LB 1 Group to LBHI for partial repayment of intercompany debt, approximately $675 million transferred from LB Hercules Holdings LLC to LBHI for both a partial repayment of intercompany debt and a dividend distribution, and approximately $585 million transferred from LBHI to LCPI for cash collected on Intercompany-Only Repos and other cash collected by LBHI on behalf of LCPI, offset by amounts LCPI owed LBHI for post-petition funding activity and cost allocations.

(o) Reflects fluctuation in value of foreign currency bank accounts.

(p) Ending Restricted Cash at LBHI decreased approximately $630 million from Beginning Restricted Cash related primarily to the transfer of $682 million to LCPI for Intercompany-Only Repos and other cash collected by LBHI on behalf of LCPI, less additional cash collected during January by LBHI related to Intercompany-Only Repos and other cash collections that are required to be restricted by various agreements.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DATED FROM SEPTEMBER 15, 2008 TO JANUARY 31, 2012

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among others, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act, and Aurora Bank and Woodlands Commercial Corporation, which are indirectly controlled by LBHI. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.

The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers. The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs as cash payments are made to providers.

4.

The professional fee disbursements presented in this report have been paid by LBHI; however, a portion will be charged back to debtor and non-debtor subsidiaries based on the direct costs associated with each entity and an allocation methodology. The professional fees exclude services rendered on behalf of non-debtor entities which are invoiced separately.

5.

Ordinary Course Professionals are being paid in compliance with the “Amended Order Authorizing the Debtors to Employ Professionals Utilized in the Ordinary Course of Business” (the “Amended OCP Order”). Should a professional or firm exceed specified thresholds in the Amended OCP Order, then they must file a retention application with the Court and receive payment in compliance with subsequent amended orders establishing procedures for interim monthly compensation and reimbursement of expenses of professionals.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Professional Fee and Expense Disbursements

January 2012

Unaudited ($ in thousands)

		January-2012	Sept-2008 Through Jan-2012
Debtors - Claims and Noticing Agent
Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	$-	$17,524
Debtors - Section 363 Professionals
Alvarez & Marsal LLC	Interim Management	7,802	511,995
Kelly Matthew Wright	Art Consultant and Auctioneer	-	91
Natixis Capital Markets Inc.	Derivatives Consultant	-	14,590
Debtors - Section 327 Professionals
Bingham McCutchen LLP	Special Counsel - Tax	-	20,976
Bortstein Legal LLC	Special Counsel - IT and Other Vendor Contracts	-	4,090
CB Richard Ellis	Real Estate Broker	-	436
Clyde Click, P.C.	Special Counsel - Real Estate	4	258
Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	-	42,546
Dechert LLP	Special Counsel - Real Estate	413	5,523
Deloitte LLP	Tax Services	-	597
Discover Ready LLC	eDiscovery Services	232	14,578
Ernst & Young LLP	Audit and Tax Services	-	1,610
Foster, Graham, Milstein & Calisher, LLP	Special Counsel - Mortgage Litigation and Claims	-	421
Fried, Frank, Harris, Shriver & Jacobson LLP	Special Counsel - Real Estate	-	207
Gibson Dunn & Crutcher LLP	Special Counsel - Real Estate	-	3,075
Hardinger & Tenenholz LLP	Special Counsel - Discovery	80	80
Hudson Global Resources	Contract Attorneys	150	11,597
Huron Consulting	Tax Services	-	2,145
Jones Day	Special Counsel - Asia and Domestic Litigation	-	61,192
Kasowitz, Benson, Torres & Friedman	Special Counsel - Litigation	-	2,222
Kleyr Grasso Associes	Special Counsel - UK	-	997
Kramer Levin Naftalis and Frankel LLP	Special Counsel - Employee Matters	2	151
Krebsbach & Snyder, P.C.	Special Counsel - Litigation	-	236
Latham & Watkins LLP	Special Counsel - Real Estate	-	591
Lazard Freres & Co.	Investment Banking Advisor	642	31,613
Locke Lord Bissell & Liddell LLP	Special Counsel - Mortgage Litigation and Claims	34	1,373
McKenna Long & Aldridge LLP	Special Counsel -Commercial Real Estate Lending	-	5,610
MMOR Consulting	Tax Services	39	845
Momo-o, Matsuo & Namba	Special Counsel - Asia	21	578
Moulton Bellingham P. C.	Special Counsel - Mortgage Litigation and Claims	83	396
O’Neil Group	Tax Services	22	2,951
Pachulski Stang Ziehl & Jones	Special Counsel - Real Estate	269	3,366
Paul, Hastings, Janofsky & Walker LLP	Special Counsel - Real Estate	-	3,199
Pricewaterhouse Coopers LLP	Tax Services	-	2,072
Reed Smith LLP	Special Counsel - Insurance	25	1,120
Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	-	8,083
Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	45	2,712
SNR Denton LLP	Special Counsel - Real Estate	-	2,203
Sutherland LLP	Special Counsel - Tax	-	704
Weil Gotshal & Manges LLP	Lead Counsel	7,442	382,527
Windels Marx Lane & Mittendorf, LLP	Special Counsel - Real Estate	53	3,226
Wollmuth Maher & Deutsch LLP	Special Counsel - Derivatives	-	1,555
Creditors - Section 327 Professionals
FTI Consulting Inc.	Financial Advisor	1,387	81,325
Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	325	15,409
Milbank Tweed Hadley & McCloy LLP	Lead Counsel	-	133,657
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	-	26,135
Richard Sheldon, Q.C.	Special Counsel - UK	-	326
Examiner - Section 327 Professionals
Duff & Phelps LLC	Financial Advisor	31	43,210
Jenner & Block LLP	Examiner	-	58,444
Fee Examiner
Godfrey & Kahn, S.C.	Fee Examiner (Current)	-	2,907
Feinberg Rozen LLP	Fee Examiner (Previous)	-	3,158
Brown Greer Plc	Fee and Expense Analyst	207	1,051

Total Non-Ordinary Course Professionals		19,308	1,537,480

Debtors - Ordinary Course Professionals		785	45,537

US Trustee Quarterly Fees		180	1,793

Total Professional Fees and UST Fees		$20,273	$1,584,810